EXHIBIT 99     Certification Pursuant to Title 18, United States
Code, Section 1350, as Adopted Pursuant to Section 906 Of The
Sarbanes-Oxley Act Of 2002


In connection with the Quarterly Report of Ginseng Forest, Inc. ("Ginseng Forest") on Form 10-QSB for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harold W. Sciotto, President and Principal Executive Officer of Ginseng Forest, and I, Sam H. Sciotto, Principal Financial Officer of Ginseng Forest, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The  Report fully complies with the requirements of Section
  13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ginseng Forest.

Date: May 13, 2003

/s/ Harold W. Sciotto
-------------------------
Harold W. Sciotto
President and Principal Executive Officer

Date: May 13, 2003

/s/ Sam H. Sciotto
-------------------
Sam H. Sciotto
Principal Financial Officer